EXHIBIT 10.1

EXECUTION COPY
LETTER AMENDMENT
Dated as of May 14, 2018
To the banks, financial institutions
and other institutional lenders
(collectively, the “Lenders”) parties
to the Loan Agreement referred to
below and to Citibank, N.A., as agent
(the “Administrative Agent”) for the Lenders

Ladies and Gentlemen:

We refer to the Term Loan Agreement dated as of April 23, 2018 (the “Loan Agreement”) among the undersigned and you. Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Loan Agreement.
It is hereby agreed by you and us as follows:
The Loan Agreement is, effective as of the date of this Letter Amendment, hereby amended as follows:
1.The definition of “Sanctioned Person” in Section 1.01 of the Loan Agreement is amended by deleting the phrase “the European Union or any European Union member state” and substituting therefor the phrase “the European Union, any European Union member state, Her Majesty's Treasury of the United Kingdom or Switzerland”.

2.The cover page of the Loan Agreement is replaced with Annex A hereto.

3.Schedule I of the Loan Agreement (the “Commitment Schedule”) is replaced with Annex B hereto.

4.WAIVER; ASSIGNMENT. (a) The requirements of Sections 13.03 of the Loan Agreement are hereby waived to the extent that such Section requires prior notice or execution and delivery of an assignment agreement to effect an assignment by a Lender. Accordingly, after giving effect to this Letter Amendment, those Lenders listed on Annex B to this Letter Amendment shall be Lenders under the Loan Agreement, and shall have Commitments in the amounts as set forth on the Commitment Schedule, as amended hereby. The execution of this Letter Amendment is evidence of the consent of Whirlpool and the Administrative Agent to assignment of the Commitments of the Assignors to the Assignees (as such terms are defined below), as required pursuant to Section 13.03(a)(i) of the Loan Agreement.

(b) Each Lender whose Commitment is reduced by giving effect to this Letter Amendment (each, an “Assignor”) hereby irrevocably sells and assigns to each Lender whose Commitment is created by giving effect to this Letter Amendment (each, an “Assignee”), and each Assignee hereby irrevocably purchases and assumes from each Assignor, subject to and in accordance with this Letter Amendment and the Loan Agreement, as of the Amendment Effective Date (as defined below), the Assigned Interests (as defined below). Such sales and assignments and purchases and assumptions shall be made on the terms set forth in Exhibit C to the Loan Agreement and shall comply with Section 13.03 of the Loan Agreement, notwithstanding any failure of such sales, assignments, purchases and assumptions to comply with (x) the minimum assignment requirement in Section 13.03(a)(ii) of the Loan Agreement, (y) the requirement to pay the processing and recordation fees referenced in Section 13.03(b) of the Loan Agreement or (z) any requirement to execute and deliver an assignment agreement in respect thereof. Without limiting the generality of the foregoing, each Assignee hereby makes the representations, warranties and agreements required to be made under Section 1 of Annex 1 to Exhibit C to the Loan Agreement by an Assignee, with respect to the Assigned Interests being assigned or assumed by such Assignee hereunder. Each sale and assignment hereunder is without recourse to any Assignor and, except as expressly provided in Section 1 of Annex 1 to Exhibit C to the Loan Agreement, without representation or warranty by any Assignor.

(c) “Assigned Interest” means (i) all of the respective Assignors' rights and obligations in their respective capacities as Lenders under the Loan Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the Commitments of the respective Assignors to the extent being assigned under this Agreement and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the respective Assignors (in their respective capacities as Lenders) against any Person, whether known or unknown, arising under or in connection with the Loan Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above.
This Letter Amendment shall become effective when the Administrative Agent shall have received counterparts of this Letter Amendment executed by the undersigned and all of the Lenders listed on Annex B hereto (the “Amendment Effective Date”).
On and after the effectiveness of this Letter Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in each of the other Loan Documents to “the Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended by this Letter Amendment.
The Loan Agreement and each of the other Loan Documents, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement.
If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning a counterpart of this Letter Amendment to Susan L. Hobart, Shearman & Sterling LLP, email: shobart@shearman.com.
This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.
This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
Very truly yours,
WHIRLPOOL CORPORATION
By    /s/ Matthew Nochowitz
Name: Matthew Nochowitz
Title: Vice President, Tax & Treasurer
Agreed as of the date first above written:
CITIBANK, N.A.
as Administrative Agent and as Lender
By    /s/ Susan Olsen
Name: Susan Olsen
Title: Vice President

JPMORGAN CHASE BANK, N.A.
By    /s/ Gene Riego de Dios
Name: Gene Riego de Dios
Title: Executive Director
BNP PARIBAS
By    /s/ Michael Pearce
Name: Michael Pearce
Title: Managing Director
By    /s/ Michael Hoffman
Name: Michael Hoffman
Title: Director
MIZUHO BANK, LTD.
By    /s/ Tracy Rahn
Name: Tracy Rahn
Title: Authorized Signatory
WELLS FARGO BANK, NATIONAL ASSOCIATION
By    /s/ Kara Trieber
Name: Kara Trieber
Title: Director
BANK OF AMERICA, N.A.
By    /s/ J. Casey Cosgrove
Name: J. Casey Cosgrove
Title: Director
HSBC BANK USA, NATIONAL ASSOCIATION
By    /s/ Andrew Bicker
Name: Andrew Bicker
Title: Director
ING BANK N.V., DUBLIN BRANCH
By    /s/ Cormac Langford
Name: Cormac Langford
Title: Director
By    /s/ Sean Hassett
Name: Sean Hassett
Title: Director
INTESA SANPAOLO S.P.A. - NEW YORK BRANCH
By    /s/ Manuela Insana
Name: Manuela Insana

Title: VP & Relationship Manager
By    /s/ Francesco Di Mario
Name: Francesco Di Mario
Title: FVP & Head of Credit
MUFG BANK, LTD.
By    /s/ Mark Maloney
Name: Mark Maloney
Title: Authorized Signatory
UNICREDIT BANK AG, NEW YORK BRANCH
By    /s/ Thomas Petz
Name: Thomas Petz
Title: Director
By    /s/ Priya Trivedi
Name: Priya Trivedi
Title: Director
BANK OF CHINA, CHICAGO BRANCH
By    /s/ Kefei Xu
Name: Kefei Xu
Title: SVP & Branch Manager
SANTANDER BANK, N.A.
By    /s/ Andres Barbosa
Name: Andres Barbosa
Title: Executive Director
By    /s/ Daniel Kostman
Name: Daniel Kostman
Title: Executive Director
THE BANK OF NOVA SCOTIA
By    /s/ Sangeeta Shah
Name: Sangeeta Shah
Title: Director
BAYERISCHE LANDESBANK, NEW YORK BRANCH
By    /s/ Rolf Siebert
Name: Rolf Siebert
Title: Executive Director
By    /s/ Varbin Staykoff
Name: Varbin Staykoff
Title: Senior Director

U.S. BANK NATIONAL ASSOCIATION
By    /s/ Mary Ann Hawley
Name: Mary Ann Hawley
Title: Vice President
CREDIT INDUSTRIEL ET COMMERCIAL, NEW YORK BRANCH
By    /s/ Edwige Sucher
Name: Edwige Sucher
Title: Vice President
By    /s/ Eugene Kenny
Name: Eugene Kenny
Title: Vice President
CREDIT SUISSE (SWITZERLAND) LTD.
By    /s/ Werner Helbling
Name: Werner Helbling
Title: Director
By    /s/ Stefan Willi
Name: Stefan Willi
Title: Director
SOCIETE GENERALE
By    /s/ John Hogan
Name: John Hogan
Title: Director
THE NORTHERN TRUST COMPANY
By    /s/ Robert T. Jank
Name: Robert T. Jank
Title: Senior Vice President

Annex A
EXECUTION COPY

TERM LOAN AGREEMENT

dated as of April 23, 2018

among

WHIRLPOOL CORPORATION

CERTAIN FINANCIAL INSTITUTIONS

and

CITIBANK, N.A.,
as Administrative Agent

and

JPMORGAN CHASE BANK, N.A.,
as Syndication Agent

and

BNP PARIBAS,
MIZUHO BANK, LTD.,
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Documentation Agents

CITIBANK, N.A.,
JPMORGAN CHASE BANK, N.A.,
BNP PARIBAS SECURITIES CORP.
MIZUHO BANK, LTD.
and
WELLS FARGO SECURITIES, LLC,
as Joint Lead Arrangers and Joint Bookrunners

Annex B

SCHEDULE I
(to Credit Agreement)
COMMITMENTS

Lender	Commitment

Citibank, N.A.	$78,000,000
JPMorgan Chase Bank, N.A.	$78,000,000
BNP Paribas	$78,000,000
Mizuho Bank, Ltd.	$78,000,000
Wells Fargo Bank, National Association	$78,000,000
Bank of America, N.A.	$60,000,000
HSBC Bank USA, National Association	$60,000,000
ING Bank N.V., Dublin Branch	$60,000,000
Intesa Sanpaolo S.p.A. - New York Branch	$60,000,000
MUFG Bank, Ltd.	$60,000,000
UniCredit Bank AG, New York Branch	$60,000,000
Bank of China, Chicago Branch	$40,000,000
Santander Bank, N.A.	$40,000,000
The Bank of Nova Scotia	$40,000,000
Bayerische Landesbank, New York Branch	$25,000,000
U.S. Bank National Association	$25,000,000
Credit Industriel et Commercial, New York Branch	$20,000,000
Credit Suisse (Switzerland) Ltd.	$20,000,000
Societe Generale	$20,000,000
The Northern Trust Company	$20,000,000
TOTAL	$1,000,000,000